UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 30, 2005

JAMES RIVER COAL COMPANY
(Exact Name of Registrant as Specified in Charter)

Virginia	000-51129	54-1602012
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 E. Byrd Street, Suite 1600, Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(804) 780-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Stock Purchase Agreement

The Company today announced that the Company and Triad Mining, Inc. (“Triad”) have entered into a Stock Purchase Agreement (the "Agreement") pursuant to which the Company will purchase all of the outstanding stock of Triad (the “Acquisition”). Triad owns and operates six surface coal mines and one underground coal mine in Southern Indiana. A brief description of the material terms and conditions of the Agreement is included under the heading “Item 1. Business - The Triad Acquisition” in the Company’s Annual Report on Form 10-K, to be filed with the Securities and Exchange Commission on March 31, 2005, which description is hereby incorporated herein by reference. A press release regarding the Acquisition is attached as Exhibit 99.1 hereto.

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The Company today issued a press release, attached as Exhibit 99.2 hereto, regarding its results of operations for the fourth quarter and year ended December 31, 2004.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.	Description
99.1	Press release dated March 30, 2005 regarding Triad Acquisition
99.2	Press release dated March 30, 2005 regarding results of operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMES RIVER COAL COMPANY (Registrant)

By:	/s/ Samuel M. Hopkins II
Samuel M. Hopkins II Vice President and Chief Accounting Officer
Date: March 30, 2005